Exhibit 99(b)

DESCRIPTION OF CAPITAL STOCK

The following is a summary of the material terms of the capital stock of MDU Resources Group, Inc., a Delaware corporation (the “Company,” “MDU Resources,” “we,” “our” or “us”). Because it is only a summary, it may not contain all of the information that may be important to you and is qualified in its entirety by reference to the amended and restated certificate of incorporation of the Company (the “certificate of incorporation”) and the amended and restated bylaws of the Company (the “bylaws”), copies of which are incorporated herein by reference. Accordingly, you should read the more detailed provisions of the certificate of incorporation and the bylaws.

Common Stock - General

The following is a description of our common stock. This description is not complete, and we qualify it by referring to our certificate of incorporation, as amended, and bylaws, as amended, both of which we incorporate into this document by reference, and the laws of the state of Delaware.

Our certificate of incorporation authorizes us to issue 502,000,000 shares of stock, divided into four classes:

•                  500,000 shares of preferred stock, $100 par value;

•                  1,000,000 shares of preferred stock A, without par value;

•                  500,000 shares of preference stock, without par value; and

•                  500,000,000 shares of common stock, $1.00 par value.

As of October 26, 2018, we had 196,018,324 shares of common stock, no shares of preferred stock, preferred stock A or preference stock issued and outstanding.

Dividend Rights

Under our certificate of incorporation, we may declare and pay dividends on our common stock, out of surplus or net profits, only if we have paid or provided for full cumulative dividends on all outstanding shares of preferred stock, preferred stock A and preference stock.

Voting Rights

Our common stock has one vote per share. The holders of our common stock are entitled to vote on all matters to be voted on by stockholders. The holders of our common stock do not have cumulative voting rights.

Our bylaws provide for a majority voting standard for the election of directors in an uncontested election and a plurality voting standard in the event the number of nominees exceeds the number of directors to be elected.

The holders of our preferred stock, preferred stock A and preference stock will not have the right to vote, except as our board of directors establishes or as provided in our certificate of incorporation or as determined by state law.

Our certificate of incorporation gives any holders of our preferred stock, preferred stock A and preference stock the right to vote if dividends are unpaid, in whole or in part, on their shares for one year. The holders have one vote per share until we pay the dividend arrearage, declare dividends for the current dividend period and set aside the funds to pay the current dividends. In addition, the holders of some series of our preferred stock and preferred stock A, and/or the holders of our preference stock, must approve amendments to the certificate of incorporation in some instances.

Liquidation Rights

If we were to liquidate, any holders of our preferred stock, preferred stock A and the preference stock will have the right to receive specified amounts, as set forth in our certificate of incorporation, before we can make any payments to the holders of our common stock. After any preferred stock, preferred stock A and preference stock payments are made, the holders of our common stock are entitled to share in all of our remaining assets available for distribution to stockholders.

Other Rights

Our common stock is not liable to further calls or assessment. The holders of our common stock have no preemptive rights. Our common stock cannot be redeemed, and it does not have any conversion rights or sinking fund provisions.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to issue up to 500,000 shares of preferred stock, from time to time in one or more series, generally without any vote or action by the holders of our common stock. Our board of directors will be authorized to determine the number of shares and designation of any series of preferred stock and the dividend rate, dividend rights, conversion rights and terms, voting rights, redemption rights and terms and sinking fund terms of any series of preferred stock. The preferred stock will rank equally with any preferred stock A with no preference or priority with respect to earnings, and assets upon liquidation, dissolution or winding up of the Company, the preferred stock and the preferred stock A will be senior to any preference stock and common stock with respect thereto. Subject to certain conditions as specified in our certificate of incorporation, our board of directors, without stockholder approval, can issue preferred stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of common stock. The issuance of preferred stock may decrease the market price of our common stock.

Preferred Stock A

Our certificate of incorporation authorizes our board of directors to issue up to 1,000,000 shares of preferred stock A, from time to time, generally without any vote or action by the holders of our common stock. Our board of directors will be authorized to determine the number of shares and designation of any series of preferred stock A and the dividend rate, dividend rights, liquidation preferences, conversion rights and terms, voting rights, redemption rights and terms and sinking fund terms of any series of preferred stock A. The preferred stock and the preferred stock A will rank equally with no preference or priority with respect to earnings, and assets upon liquidation, dissolution or winding up of the Company, the preferred stock and the preferred stock A will be senior to any preference stock and common stock with respect thereto. Subject to certain conditions as specified in our certificate of incorporation, our board of directors, without stockholder approval, can issue preferred stock A with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of common stock. The issuance of preferred stock A may decrease the market price of our common stock.

Preference Stock

Our certificate of incorporation authorizes our board of directors to issue up to 500,000 shares of preference stock, from time to time in one or more series, generally without any vote or action by the holders of our common stock. Our board of directors will be authorized to determine the number of shares and designation of any series of preference stock and the dividend rate, dividend rights, liquidation preferences, conversion rights and terms, redemption rights and terms and sinking fund terms of any series of preference stock. The preference stock will rank junior to any preferred stock and preferred stock A with respect to earnings, and assets upon liquidation, dissolution or winding up of the Company and will be senior to common stock with respect thereto. Subject to certain conditions as specified in our certificate of incorporation, our board of directors, without stockholder approval, can issue preference stock with conversion or other rights that could adversely affect the rights of the holders of common stock. The issuance of preference stock may decrease the market price of our common stock.

Effects on Our Common Stock if We Issue Preferred or Preference Stock

Our board of directors has the authority, without further action by the stockholders, to issue up to 500,000 shares of preferred stock, 1,000,000 shares of preferred stock A and 500,000 shares of preference stock, each in one or more series.

Our board of directors has the authority to determine the terms of each series of any preferred stock, preferred stock A or preference stock, within the limits of our certificate of incorporation and the laws of the state of Delaware. These terms include the number of shares in a series, dividend rights, liquidation preferences, terms of redemption, conversion rights and voting rights.

If we issue any preferred stock, preferred stock A or preference stock, we may negatively affect the holders of our common stock. These possible negative effects include diluting the voting power of shares of our common stock and affecting the market price of our common stock. In addition, the ability of our board of directors to issue preferred stock, preferred stock A or preference stock may delay or prevent a change in control of the Company.

Provisions of our Certificate of Incorporation and our Bylaws That Could Delay or Prevent a Change in Control

Our certificate of incorporation and bylaws contain provisions which will make it difficult to obtain control of MDU Resources if our board of directors does not approve the transaction. The provisions include the following:

Number of Directors, Vacancies, Removal of Directors

Our certificate of incorporation provides that our board of directors will have at least six and at most 15 directors. Two-thirds of the continuing directors decide the exact number of directors at a given time. Two-thirds of the continuing directors fill any new directorships created by the board and any vacancies.

Under the laws of the state of Delaware, our directors may be removed by a majority of the shares then entitled to vote in an election of directors. However, our certificate of incorporation provides that any action required or permitted to be taken by our stockholders, which includes the removal of directors, must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing by such stockholders. Our certificate of incorporation prevents stockholders from calling a special meeting.

No Cumulative Voting

Our certificate of incorporation does not provide for cumulative voting.

Advance Notice Provisions

Our bylaws require that for a stockholder to nominate a director or bring other business before an annual meeting, the stockholder must give notice not later than the close of business on the 90th day prior to the first anniversary of the prior year’s annual meeting.

Provisions Relating to the Authorization of Business Combinations

There is a provision in our certificate of incorporation permitting our board of directors to consider the following factors in determining whether or not to approve some types of business combinations:

•                  The consideration to be received by us or our stockholders in connection with the business combination in relation not only to the then current market price for our outstanding capital stock, but also to the market price for our capital stock over a period of years, the estimated price that might be achieved in a negotiated sale of us as a whole or in part through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and our financial condition, future prospects and future value as an independent corporation;

•                  The character, integrity and business philosophy of the other party or parties to the business combination and the management of that party or those parties;

•                  The business and financial conditions and earnings prospects of the other party or parties to the business combination, including, but not limited to, debt service and other existing or likely financial obligations of that party or those parties, the intention of the other party or parties to the business combination regarding the use of our assets to finance the acquisition, and the possible effect of the conditions upon us and our subsidiaries and the other elements of the communities in which we and our subsidiaries operate or are located;

•                  The projected social, legal and economic effects of the proposed action or transaction upon us or our subsidiaries, employees, suppliers, customers and others having similar relationships with us, and the communities in which we and our subsidiaries do business;

•                  The general desirability of our continuance as an independent entity; and

•                  Such other factors as the continuing directors may deem relevant.

Provisions of Delaware Law That Could Delay or Prevent a Change in Control

We are subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware. With some exceptions, this law prohibits us from engaging in some types of business combinations with a person who owns 15% or more of our outstanding voting stock for a three-year period after that person acquires the stock. This prohibition does not apply if:

•                  our board of directors approved the business combination or the transaction of our stock before the person became an interested stockholder;

•                  upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of our outstanding voting stock outstanding at the time of the transaction, excluding certain shares; or

•                  at or subsequent to such time the business combination is approved by the board of directors and by at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

A business combination includes mergers, consolidations, stock sales, asset sales and other transactions resulting in a financial benefit to the interested stockholder.

Forum Selection

Our bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any Internal Corporate Claims. As defined in our bylaws, “Internal Corporate Claims” means claims, including claims in the right of the Company, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which the General Corporation Law of the State of Delaware confers jurisdiction upon the Court of Chancery of the State of Delaware. Although we have included a choice of forum clause in our bylaws, it is possible that a court could rule that such clause is inapplicable or unenforceable.

Transfer Agent; Registrar

The transfer agent and registrar for our common stock is EQ Shareowner Services, Mendota Heights, Minnesota.

Listing

Our common stock is listed on the New York Stock Exchange and trades under the symbol “MDU.”